UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2023

GWG Holdings, Inc.

(Exact name of registrant as specified in its charter)

Commission File Number: 001-36615

Delaware	26-2222607
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

325 North St. Paul Street, Suite 2650, Dallas, TX 75201

(Address of principal executive offices, including zip code)

(612) 746-1944

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on April 20, 2022, GWG Holdings, Inc. (the “Company”) and certain of its subsidiaries (together with the Company, the “Debtors”) filed a voluntary petition for reorganization under chapter 11 of title 11 of the U.S. Bankruptcy Code in the Bankruptcy Court (the “Court”) for the Southern District of Texas. On June 20, 2023, the Court entered an order confirming the Debtors’ Further Modified Second Amended Joint Chapter 11 Plan (the “Plan”) which was to be effective as soon as all conditions precedent to the Plan were satisfied or waived as set forth therein.

On August 1, 2023 (the “Effective Date”), all conditions precedent to the occurrence of the effective date as set forth in the Plan were satisfied or waived and the Plan became effective. On the Effective Date, in accordance with the Plan, all securities issued by the Company, including the Company’s common stock, preferred stock and debt securities (including all L bonds) were cancelled. Holders of such cancelled securities were delivered interests (“New WDT Interests”) in GWG Wind Down Trust, a Texas law governed liquidating trust created pursuant to the Plan.

A notice of effectiveness and welcome letter to holders of New WDT Interests will be posted to the website of the GWG Wind Down Trust. Forms of those documents are attached to this Current Report as Exhibits 99.1 and 99.2.

Following the Effective Date and when permitted by applicable law, the Company intends to file a Form 15 with the Securities and Exchange Commission to provide notice of the suspension of its reporting obligations under Sections 13 and 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Upon filing a Form 15, the Company will immediately cease filing any further periodic reports under the Exchange Act.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description
99.1	Notice of Effectiveness

99.2	Welcome Letter of the GWG Wind Down Trust

104	Exhibit 104 Cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GWG HOLDINGS, INC.

Date: August 1, 2023	By:	/s/ Michael A. Tucker
	Name:	Michael A. Tucker
	Title:	Chief Financial Officer

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